UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CRH MEDICAL CORPORATION

(Name of Registrant as Specified In Its Charter)

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CRH MEDICAL CORPORATION MAILS SPECIAL MEETING MATERIALS

IN CONNECTION WITH PROPOSED ARRANGEMENT WITH WELL HEALTH TECHNOLOGIES CORP.

Vancouver, BC – March 25, 2021 – CRH Medical Corporation (TSX: CRH) (NYSE American: CRHM) (“CRH” or the “Company”) announced today that it has mailed materials to the shareholders (the “Shareholders”) optionholders and share unit holders of CRH, including the proxy statement and management information circular of the Company dated March 19, 2021 (the “Circular”), for the special meeting of CRH securityholders (the “Meeting”) to be held on April 16, 2021 in connection with the proposed acquisition by WELL Health Technologies Corp. (“WELL”) of all of the issued and outstanding common shares of the Company (“CRH Shares”) pursuant to a plan of arrangement to be approved by the Supreme Court of British Columbia in accordance with Section 288 of the Business Corporations Act (British Columbia) (the “Arrangement”), previously announced on February 8 , 2021.

Materials for the Meeting, including the Circular, are available on the SEC’s website at http://www.sec.gov, on SEDAR at www.sedar.com and on the Company’s website at http://investors.crhsystem.com.

THE CONSIDERATION

If the Arrangement is completed, each Shareholder will be entitled to receive cash consideration of US$4.00 (without interest and less any applicable withholding taxes) for each CRH Share held immediately prior to completion of the Arrangement (the “Consideration”).

The Consideration represents a premium of approximately 83% to the closing price of CRH Shares on the NYSE American and 84% to the closing price of CRH Shares on the Toronto Stock Exchange (“TSX”) (based on the Bank of Canada closing exchange rate on February 5, 2021) on February 5, 2021, the last trading day prior to the announcement of the Arrangement, as well as a premium of approximately 65% to the 90-calendar-day volume-weighted average price of CRH Shares on the NYSE American and 61% to the 90-calendar-day volume-weighted average price of CRH Shares on the TSX (based on the Bank of Canada closing exchange rate on February 5, 2021) prior to the date the Arrangement Agreement was executed.

BOARD RECOMMENDATION

The board of directors of the Company (the “Board”), after consulting with its financial and legal advisors, and following the unanimous recommendation of a special committee of the Board consisting solely of independent directors, unanimously determined that the Arrangement is in the best interests of CRH and fair to the Shareholders, and that the consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders.

The Board UNANIMOUSLY recommends that CRH securityholders

vote FOR the Arrangement

Your vote is important regardless of the number of CRH securities you own. As a CRH securityholder, it is very important that you read the Circular and related materials with respect to the Meeting carefully and then vote your CRH securities. You are eligible to vote your CRH securities if you were a CRH securityholder of record at the close of business on March 17, 2021.

CRH MEETING

The Meeting will be held on Friday, April 16, 2021 at 9:00 a.m. (Vancouver Time), in a virtual-only format conducted via live audio webcast online at https://web.lumiagm.com/281719465.

As the Meeting will be in a virtual-only format, registered and non-registered securityholders will not be able to attend in person. CRH strongly encourages all registered Shareholders, optionholders and share unit holders who would like to attend, participate and/or vote virtually online via live webcast to carefully follow the procedures outlined in the Circular, which is available on the SEC’s website at http://www.sec.gov, on SEDAR at www.sedar.com and on the Company’s website at http://investors.crhsystem.com. If you are a non-registered Shareholder, you will be able to attend, participate and/or vote at the Meeting online via live webcast only if you duly appoint yourself as proxyholder through the method specified by your intermediary. If a non-registered Shareholder does not comply with these requirements, you will be able to attend the Meeting online via live webcast as a guest but will not be able to vote or ask questions.

At the Meeting, CRH securityholders will be asked to consider and, if thought advisable, to pass a special resolution approving the Arrangement, as well as a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to CRH’s named executive officers in connection with the Arrangement. The Circular contains a detailed description of the Arrangement, as well as certain additional information relating to CRH. If the requisite securityholder approval is obtained at the Meeting and if the other conditions to the Arrangement becoming effective are satisfied or waived, it is expected that the Arrangement will be completed in the second quarter of 2021.

YOUR VOTE IS IMPORTANT - PLEASE VOTE TODAY

SHAREHOLDER QUESTIONS AND ASSISTANCE

If you have any questions or require assistance voting your CRH securities, please contact our proxy solicitation agent, Laurel Hill Advisory Group, at 1-877-452-7184 toll-free in North America, or outside North America at 1-416-304-0211, or by e-mail at assistance@laurelhill.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included or incorporated by reference in this document may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws (collectively, “forward-looking statements”). Forward looking statements include statements regarding the acquisition of the Company by WELL Health and the expected timetable for completing such proposed transaction, as well as all other statements that are not statements of historical fact. Forward-looking statements are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “plan,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.

Forward-looking statements reflect current expectations of management regarding future events and performance as of the date of this document and involve known and unknown risks, uncertainties and other factors which may cause our actual results to be materially different those expressed or implied by any forward-looking statements. These forward-looking statements should not be read as guarantees of future results, and there can be no assurance that the results expressed or implied by any forward-looking statements will be achieved. Important factors that could cause actual results to differ materially from the results discussed in forward-looking statements include: (i) the risk that the Company’s securityholders do not approve the proposed transaction; (ii) the risk that regulatory or other approvals required for the transaction may be delayed or not obtained, or are obtained subject to conditions that are not anticipated; (iii) the possibility that certain other conditions to the consummation of the proposed transaction will not be satisfied or completed on a timely basis, or at all; (iv) the risk that the financing necessary for the consummation of the proposed transaction is unavailable at the closing; (v) the risk of disruption from the announcement, pendency and/or completion of the potential transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; (vi) uncertainties related to developments in the COVID-19 pandemic and its impact on the Company’s operations and the completion of the proposed transaction; and (vii) uncertainties related to general economic, financial, regulatory and political conditions, as well as potential changes in law and regulatory interpretations.

Additional factors that could cause actual results to differ materially from expectations include, without limitation, the risks identified by the Company in its most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, which are available on EDGAR at www.sec.gov/edgar.shtml or on the Company’s website at www.crhmedcorp.com. The Company disclaims any intent or obligations to update or revise publicly any forward-looking statements whether as a result of new information, estimates or options, future events or results or otherwise, unless required to do so by law.

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